CAPITAL BANK
FINANCIAL CORP

2013 Fourth Quarter Earnings

January 23, 2014

Safe Harbor Statement

Forward-Looking Statements

Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; and (9) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Our Path to Investor Returns

Goals	4Q2013 Core Results
■ Improve core ROA to 1.0%	■ 0.79% core ROA, up from 0.48% in 4Q12
■ Generate organic loan and core deposit growth	■ 6.7% annualized organic loan growth, 5.3% annualized core deposit growth
■ Deploy capital through acquisitions, in a thoughtful and disciplined manner	■ Ongoing evaluation of / dialogue with potential targets
■ Optimize capital structure and return excess capital to investors	■ Repurchased $7.1 mm of stock
■ Target low double-digit ROTCE	■ 5.4% core ROTCE, up from 3.6% in 4Q12
■ Significantly improve stock valuation	■ 1.2x P/TBV

Intense focus on improving/sustaining ROTCE

ROTCE = Return on Tangible Common Equity. ROA = Return on average assets. See appendix for core reconciliation.

The Capital Bank Story

From 'blind pool' to $6.6 billion bank in three years



Total Assets
$ mm's
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4



Winston-Salem
Knoxville
Raleigh
Nashville
Charlotte
Columbia
Charleston
Atlantic Ocean
Gulf of Mexico
Naples
Miami

We've Built One Bank out of Seven Acquisitions

TIB Financial Corp.

Capital Bank

GreenBankshares, Inc.

Southern Community Financial Corporation

First National Bank

Metrobank

Turnberry Bank

CAPITAL BANK FINANCIAL CORP

- Merged all acquisitions into single national charter: Capital Bank, NA
- Integrated onto single scalable processing platform
- Branded all retail stores Capital Bank
- Centralized all back-office functions
- Rolled out uniform products, pricing, and management practices across the footprint
- Established a common culture of performance, accountability, and compliance

Fourth Quarter Highlights

- GAAP net income of $12.2 mm, or $0.23 per diluted share
- Record core net income of $13.0 mm, or $0.25 per diluted share, up 54% y/y
- Core ROA improved to 0.79%, up from 0.48% in 4Q12
- Organic loan growth of $75 mm on record originations of $409 mm
- NIM expanded to 4.52%, with the cost of deposits falling sequentially from 0.38% to 0.34%
- TBV per share improved to $18.55
- Strongly capitalized with consolidated tier 1 leverage of 14.9%

See reconciliation of non-GAAP measures in appendix.

Fourth Quarter Core Earnings Summary

($ mm's except per share data)

	4Q13	3Q13	4Q12	Q/Q	Y/Y
Net interest income	65.7	65.4	67.7	1%	-3%
Provision	3.3	1.0	6.7	-232%	52%
Core non-interest income	13.1	15.3	15.4	-14%	-15%
Core non-interest expense	55.0	59.3	61.8	7%	11%
Core pretax income	20.7	20.4	14.6	1%	42%
Core net income	13.0	12.7	9.0	2%	45%
Per share	$0.25	$0.24	$0.16	4%	54%
Non-core adjustments	(0.8)	(1.3)	4.3		
Net income	12.2	11.4	4.6		
Per share	$0.23	$0.22	$0.08		
Net interest margin	4.52%	4.45%	4.18%		
Core fee ratio	16.6%	19.0%	18.6%		
Core efficiency ratio	70%	73%	74%		
Core ROAA	0.79%	0.76%	0.48%		
Core ROTCE	5.4%	5.3%	3.6%		

After-tax non-core adjustment detail *$ mm's*	
Security Gains	(0.1)
Non-cash Equity Compensation	0.6
CVR Expense	0.3
Total	**0.8**

See appendix for more detail on non-core adjustments and reconciliation.

New Loan Production +62% Y/Y

Originations by Product



$ mm's
$253
$251
$302
$291
$409
52
23
178
73
39
139
95
33
174
102
61
128
91
91
227
4Q 12
1Q 13
2Q 13
3Q 13
4Q 13
Commercial
CRE
Consumer / Indirect

Originations by Geography



$ mm's
$253
$251
$302
$291
$409
40
144
69
36
143
72
42
151
109
46
180
66
121
180
89
4Q 12
1Q 13
2Q 13
3Q 13
4Q 13
Florida
Carolinas
Tennessee

- Record originations of $409 mm, driven by commercial lending at 55% of total
- Improved results in Tennessee as a result of new leadership and relationship managers joining the Capital Bank team earlier in the year
- Consumer originations flat sequentially, but up 75% y/y
- All production consistent with credit and interest rate risk standards

Loan Portfolio +6.7% Annualized in 4Q

Loan Portfolio[1]



$ mm's
409
-68
-266
4,477
4,552
9/30/2013
Originations
Special Assets
Paydowns
12/31/2013

CRE Concentration



49%
35%
31%
27%
2010 2
2011
2012
4Q13

- Paydowns were in line with expectations due in part to improved retention management
- Commercial real estate concentration remains within limits
- Collections and foreclosures on Special Assets loans totaled $68 mm

(1) Carrying value
(2) As of 6/30/2010, prior to purchase accounting

Continued Improvement in Deposit Quality and Cost

Core Deposit Balances



$ mm's
3,802
3,780
3,690
3,689
3,738
1,618
1,604
1,515
1,471
1,492
2,184
2,175
2,176
2,218
2,246
4Q12
1Q13
2Q13
3Q13
4Q13
Checking
Savings & Money Market

- Cost of deposits dropped 4 bps due to run-off of higher cost CDs
- Checking account balances increased by $28 mm in 4Q13, and savings & money market were up by $21 mm
- Net checking account growth in the Carolinas and Florida was offset by continued purging of legacy accounts in Tennessee
- Core deposits are 72% of total deposits, and the company is 95% deposit funded

Cost of Deposits



Total
Core
0.49%
0.46%
0.43%
0.38%
0.34%
0.22%
0.15%
0.14%
0.14%
0.14%
4Q12
1Q13
2Q13
3Q13
4Q13

Net Checking Account Growth



1,000
500
-
(500)
(1,000)
(1,500)
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Total 2013 by Region
1,917
1,457
(1,237)
FL
Carolinas
TN

NIM Improves Despite Lower Loan Yields

Net Interest Margin


4.45%
4.52%
3Q13
Loans
Securities
Deposit Costs
Borrowing Costs
4Q13

Yields


6.12%
6.25%
5.96%
5.93%
5.88%
All Loans
4.27%
4.38%
3.98%
3.98%
3.50%
New Loans
1.28%
1.43%
1.40%
1.50%
1.65%
Investments
4Q12
1Q13
2Q13
3Q13
4Q13

- The net interest margin expanded by 7 bps in the quarter, as lower yields on loans were more than offset by lower deposit costs and higher securities yields
- Loan yields fell by 5 bps as the effect of originating new loans at lower yields was partially offset by recoveries on charged-off legacy loans
- New loan yields declined to 3.5% reflecting a higher concentration of variable rate loans and high quality commercial relationships

Core Noninterest Income Flat Y/Y

Core Noninterest Income



$ mm's
20
15
10
5
0
-5
15.1
13.1
14.4
15.8
15.0
4Q12
1Q13
2Q13
3Q13
4Q13
FDIC indemnification asset (IA)
Non-core adjustments
Core noninterest income, ex FDIC IA

$ mm's

	4Q12	3Q13	4Q13
Services charges on deposits	6.6	6.0	5.9
Debit card income	2.7	2.9	2.9
Fees on mortgage loans sold	2.1	1.5	1.1
Investment advisory and trust fees	0.4	0.7	1.1
Other	3.3	4.7	4.1
Total	**15.1**	**15.8**	**15.0**
FDIC indemnification asset	0.3	(0.5)	(1.9)
Total core noninterest income	**15.4**	**15.3**	**13.1**

- Excluding FDIC asset accretion, core noninterest income declined by $0.8 mm sequentially and $0.1 mm y/y
- Mortgage fees declined slightly due to higher interest rates. Secondary mortgage loans originated declined from $41 mm in 3Q to $35 mm in 4Q
- Investment advisory and trust fees grew on expansion of the wealth management advisory sales force

See reconciliation of non-GAAP measures in appendix.

Core Noninterest Expense Flat Year-to-Date

Noninterest Expense

$ mm's



69
61
59
59
56
53
50
51
52
51
4Q12
1Q13
2Q13
3Q13
4Q13
Non-core adjustments
REO expense
Core non-interest expense, before REO

- Excluding non-core adjustment and REO expense, expenses have been largely flat as we continue investing in revenue-producing positions and compliance functions, while improving the efficiency of our back office

$ mm's

	4Q12	3Q13	4Q13
Salaries and employee benefits	24.7	22.6	23.9
Net occupancy and equipment expense	11.0	10.7	10.4
Professional fees	3.4	2.4	2.4
Non-cash equity compensation	3.8	1.4	1.1
Other	9.7	14.7	13.2
Total	**52.6**	**51.8**	**51.0**
REO expense	9.2	7.5	4.0
Total core noninterest expense	**61.8**	**59.3**	**55.0**

See reconciliation of non-GAAP measures in appendix.

Liquidity and Capital Ratios Remain Strong

Liquidity

$ mm's



CMBS
$61
5%
Muni
$15
1%
Cash /
Equivalents
$164
12%
ABS / Other
$160
12%
Agency CMO
$154
12%
Agency MBS
$761
58%

- Modified duration of investments was 4.0 years at December 31, 2013
- During 4Q, the company repurchased $7.1 mm of stock at an average price of $21.99 per share
- Our capital ratios remain strong with tier 1 leverage of 14.9% on a consolidated basis

Originated Loan Portfolio Performing Strongly

Originated Loan Portfolio

$ mm's



Performing balances
Past Due / Non-accrual
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
4Q12
1Q13
2Q13
3Q13
4Q13

- At December 31, past dues were 0.13% of the originated portfolio and non-accruals were 0.34%
- Total criticized/classified loans were 1.3%
- Net charge-offs in 4Q13 totaled $2.8 mm, and we provisioned $4.5 mm to cover growth in the portfolio plus the charge-offs

Originated Loan Portfolio by Loan Type

$ mm's

	4Q13	% of	Criticized / Classified	
	Balance	Total	Balance	%
CRE	351.3	15.8%	5.7	1.6%
Commercial	1,287.3	58.0%	20.3	1.6%
Consumer / Other	581.7	26.2%	2.5	0.4%
Total	**2,220.3**	**100.0%**	**28.5**	**1.3%**

Special Assets Down 33% in 2013

Special Assets[1]



$ mm's
-33%
1,200
1,000
800
600
400
200
-
1,085
986
854
779
723
154
375
326
230
152
353
266
216
143
298
252
160
130
274
220
156
129
250
198
146
4Q12
1Q13
2Q13
3Q13
4Q13
Criticized
Classified Performing
Classified Non-Performing
REO

Nonperforming Loans / Total Loans[1]



11.1%
8.9%
7.4%
5.4%
2010
2011
2012
2013

- During 4Q, we reduced the Special Assets portfolio by $56 mm, bringing the 2013 reduction to $362 mm or 33%
- New inflows to non-performing status were $31 mm in 4Q13, consistent with 3Q levels, and down 68% y/y
- During 4Q13, we sold $13 mm in REO. New foreclosures of $15.7 mm are less than half of the year ago quarter

(1) Net of charge-offs, prior to marks.

Legacy Credit Expenses Declining

Legacy Credit Expense



$ mm's
14
12
10
8
6
4
2
-
12.1
9.9
6.3
-48%
4Q12
3Q13
4Q13

Legacy Credit Expense Breakdown

	4Q12	3Q13	4Q13
Provision on legacy loans	1.4	(0.1)	(1.2)
FDIC indemnification asset expense	(0.3)	0.5	1.9
Foreclosed asset related expenses	9.2	7.5	4.0
Loan workout expense	1.8	2.0	1.7
Total legacy credit expense	**12.1**	**9.9**	**6.3**

- Legacy credit expenses declined by $3.6 mm sequentially and are down 48% y/y
- We posted a reversal of impairment instead of a provision for the legacy loan portfolio to reflect strong cash flow performance in certain loan pools in the legacy portfolio
- Foreclosed asset expense declined $3.5 mm sequentially

Our Path to Investor Returns

Goals	4Q2013 Core Results
■ Improve core ROA to 1.0%	■ 0.79% core ROA, up from 0.48% in 4Q12
■ Generate organic loan and core deposit growth	■ 6.7% annualized organic loan growth, 5.3% annualized core deposit growth
■ Deploy capital through acquisitions, in a thoughtful and disciplined manner	■ Ongoing evaluation of / dialogue with potential targets
■ Optimize capital structure and return excess capital to investors	■ Repurchased $7.1 mm of stock
■ Target low double-digit ROTCE	■ 5.4% core ROTCE, up from 3.6% in 4Q12
■ Significantly improve stock valuation	■ 1.2x P/TBV

Intense focus on improving/sustaining ROTCE

ROTCE = Return on Tangible Common Equity. ROA = Return on average assets. See appendix for core reconciliation.

Appendix

Reconciliation of Core Noninterest Income / Expense

Core non Interest Income	4Q13	3Q13	2Q13	1Q13	4Q12
Net interest income	$65.7	$65.4	$65.4	$67.1	$67.7
Reported non interest income	13.3	15.3	13.5	10.9	15.4
(-)Securities / Purchase Gains	0.2	(0.1)	0.2	–	0.0
(-)Insurance settlement gain	–	–	–	–	–
Core non interest income	$13.1	$15.3	$13.3	$10.9	$15.4
Reported non interest expense	$56.3	$59.3	$59.4	$61.3	$68.7
(-) Conversion expenses	–	–	0.1	–	2.4
(-) Stock compensation	0.9	1.1	1.4	1.5	3.8
(-) Extinguishment debt	–	(0.4)	–	0.3	–
(-) CVR Valuation	0.3	(0.8)	0.4	2.9	0.4
(-) Insurance settlement expense	–	–	–	–	–
(-) Intangible impairment	–	–	–	–	0.2
(-) Legal fees	–	–	–	0.1	0.1
Core non interest expense	$55.0	$59.3	$57.5	$56.5	$61.8
***Core fee ratio**	**16.6%**	**19.0%**	**16.9%**	**14.0%**	**18.6%**
****Core efficiency ratio**	**69.8%**	**73.5%**	**73.1%**	**72.4%**	**74.4%**

*Core fee ratio: core noninterest income / (net interest income + core noninterest income)

**Core efficiency ratio: core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income

$ mm's

	Quarter Ended 4Q13	Quarter Ended 4Q13	Quarter Ended 3Q13	Quarter Ended 3Q13	Quarter Ended 4Q12	Quarter Ended 4Q12
Net income	**$12.2**	**$12.2**	**$11.4**	**$11.4**	**$4.6**	**$4.6**
Adjustments	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**
Non-Interest Income						
Security (gains)/losses	(0.2)	(0.1)	0.1	0.1	-	-
Non-Interest Expense						
Non-cash equity compensation*	0.9	0.6	1.1	0.7	3.8	2.3
Conversion and severance expense (conversion and salary / employee benefits)*	-	-	-	-	2.4	1.4
CVR (other expense)	0.3	0.3	(0.8)	(0.8)	0.4	0.4
Legal and merger (professional fees)	-	-	-	-	0.1	0.1
Tax adjustment	-	-	1.6	1.6	-	-
Loss on extinguishment of debt*	-	-	(0.4)	(0.3)	-	-
Intangible Impairment	-	-	-	-	0.2	0.1
Tax effect of adjustments*	(0.2)	N/A	(0.3)	N/A	(2.3)	N/A
Core Net Income	**$13.0**	**$13.0**	**$12.7**	**$12.7**	**$9.0**	**$9.0**
Average Assets	$6,598		$6,681		$7,365	
Tangible Common Equity	$957		$951		$995	
**Core ROAA	0.79%		0.76%		0.48%	
***Core ROTCE	5.4%		5.3%		3.6%	

*Tax effected at an income tax rate of 39%
**Core ROAA: Annualized core net income / average assets
***Core ROTCE: Annualized core net income / tangible common equity

Tangible Book Value

(In thousands, except per share data)

	December 31, 2013
Total common shareholders' equity	$1,112,788
Intangibles, net of taxes	(146,258)
Tangible book value	$966,530
Common shares outstanding	52,098
Tangible book value per share	$18.55

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.